UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 24, 2021
CF Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-32597	20-2697511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
4 Parkway North, Suite 400			60015
Deerfield,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 405-2400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
In light of the recent developments affecting its United Kingdom operations, CF Industries Holdings, Inc. (the “Company”) is evaluating whether an impairment charge with respect to its business in the United Kingdom may be required. As of June 30, 2021, the Company’s investment in the United Kingdom business was approximately $850 million. This includes property, plant, and equipment of approximately $590 million and goodwill and other intangible assets of approximately $370 million. The Company’s United Kingdom operations accounted for approximately 2% of the Company’s consolidated gross margin for the year ended December 31, 2020.

The Company had announced on September 15, 2021, the halt of operations at both its Billingham and Ince manufacturing complexes in the United Kingdom due to high natural gas prices. The average daily market price of natural gas at the National Balancing Point (NBP), the major natural gas trading point for the United Kingdom, during the period from September 1, 2021 to September 20, 2021 was $19.79 per MMBtu, representing a more-than-500% increase over the $3.20 per MMBtu average daily market price of natural gas at NBP for the full year 2020.

On September 21, 2021, the Company announced that it was restarting the ammonia plant at its manufacturing complex located in Billingham, United Kingdom, following an interim agreement reached with the United Kingdom government to cover the costs to restart the ammonia plant and produce carbon dioxide for customers in the United Kingdom. The interim agreement calls for the Company to resume production of ammonia at the Billingham complex for a period of 21 days.

Operations remain halted at the Company’s Ince, United Kingdom, manufacturing complex, which is not covered by the Company’s agreement with the United Kingdom government.

The Company is continuing to monitor market conditions and natural gas prices as it considers plans for its United Kingdom business.

Forward-Looking Statements
All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Forward-looking statements in this communication include statements about the Company’s plans and expectations with respect to its business operations in the United Kingdom.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the cyclical nature of the Company’s business and the impact of global supply and demand on the Company’s selling prices; the global commodity nature of the Company’s nitrogen products, the conditions in the international market for nitrogen products, and the intense global competition from other producers; conditions in the United States, Europe and other agricultural areas; the volatility of natural gas prices in North America and Europe; weather conditions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; risks associated with cyber security; the Company’s reliance on a limited number of key facilities; acts of terrorism and regulations to combat terrorism; risks associated with international operations; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; the Company’s ability to manage its indebtedness and any additional indebtedness that may be incurred; the Company’s ability to maintain compliance with covenants under its revolving credit agreement and the agreements governing its indebtedness; downgrades of the Company’s credit ratings; risks associated with changes in tax laws and disagreements with taxing authorities; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions; the development and growth of the market for green and blue (low-carbon) ammonia and the risks and uncertainties relating to the development and implementation of the Company’s green and blue (low-carbon) ammonia projects; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; risks associated with the operation or management of the strategic venture with CHS (the “CHS Strategic Venture”), risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS over the life of the supply agreement, and the risk that any challenges related to the CHS Strategic Venture will harm the Company’s other business relationships; and the impact of the novel coronavirus disease 2019 (COVID-19) pandemic, including measures taken by governmental authorities to slow the spread of the virus, on our business and operations.

More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s web site. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of CF Industries Holdings, Inc.’s forward-looking statements and, consequently, its descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events, plans or goals anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the Company’s business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements are given only as of the date of this communication and CF Industries Holdings, Inc. disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 24, 2021	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Richard A. Hoker
		Name:	Richard A. Hoker
		Title:	Vice President and Corporate Controller
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